CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-5

DERIVED INFORMATION  [05/16/05]

[$716,500,100]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,000,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 24.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,680
Total Outstanding Loan Balance	$997,551,488*	Min	Max
Average Loan Current Balance	$129,890	$6,372	$944,333
Weighted Average Original LTV	82.8%**
Weighted Average Coupon	7.36%	4.75%	15.25%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.57%
Weighted Average Margin	5.90%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.5%
% Second Liens	3.5%
% Arms	85.1%
% Fixed	14.9%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	16	4,234,918	0.4	4.94	85.0	642
5.01 - 5.50	92	18,371,215	1.8	5.36	79.6	662
5.51 - 6.00	422	88,302,945	8.9	5.85	78.8	656
6.01 - 6.50	825	155,899,940	15.6	6.30	79.7	649
6.51 - 7.00	1,214	217,242,833	21.8	6.78	80.7	639
7.01 - 7.50	914	143,063,132	14.3	7.29	82.7	624
7.51 - 8.00	1,021	133,181,318	13.4	7.77	83.8	609
8.01 - 8.50	710	80,382,974	8.1	8.29	86.7	602
8.51 - 9.00	648	64,093,117	6.4	8.77	86.9	587
9.01 - 9.50	371	29,060,012	2.9	9.27	87.6	597
9.51 - 10.00	615	27,635,994	2.8	9.83	91.2	598
10.01 – 10.50	181	9,705,741	1.0	10.30	90.1	608
10.51 – 11.00	297	12,846,855	1.3	10.82	93.1	613
11.01 – 11.50	165	6,600,903	0.7	11.26	93.1	612
11.51 – 12.00	96	3,004,187	0.3	11.74	90.4	592
12.01 - 12.50	40	1,529,322	0.2	12.31	84.5	582
12.51 - 13.00	25	1,131,518	0.1	12.73	81.0	555
13.01 - 13.50	13	572,928	0.1	13.35	75.9	555
13.51 - 14.00	11	416,737	0.0	13.78	74.9	543
14.01 - 14.50	3	217,181	0.0	14.25	75.8	539
14.51 - 15.25	1	57,720	0.0	15.25	65.0	549
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	10	1,154,336	0.1	8.90	85.3	0
451 - 475	5	356,831	0.0	9.60	86.3	467
476 - 500	19	1,108,097	0.1	10.50	82.3	493
501 - 525	204	19,010,650	1.9	9.06	75.4	516
526 - 550	461	49,396,208	5.0	8.38	77.1	540
551 - 575	657	80,965,714	8.1	8.01	81.2	565
576 - 600	1,427	156,558,484	15.7	7.69	84.2	589
601 - 625	1,773	200,419,687	20.1	7.37	84.0	613
626 - 650	1,431	194,392,968	19.5	7.10	83.5	638
651 - 675	883	141,881,166	14.2	6.95	83.1	662
676 - 700	388	73,145,813	7.3	6.75	82.1	686
701 - 725	201	39,298,683	3.9	6.82	81.9	712
726 - 750	115	21,306,842	2.1	6.80	82.6	737
751 - 775	71	11,170,442	1.1	6.68	83.5	763
776 - 800	31	6,762,043	0.7	6.68	84.1	788
801 - 810	4	623,524	0.1	6.42	80.8	807
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,372 - 50,000	1,367	41,656,851	4.2	9.85	89.7	605
50,001 - 100,000	2,360	165,934,913	16.6	8.12	84.1	608
100,001 - 150,000	1,537	189,581,371	19.0	7.36	83.4	620
150,001 - 200,000	995	172,566,231	17.3	7.15	82.5	628
200,001 - 250,000	543	121,426,131	12.2	6.95	81.4	629
250,001 - 300,000	341	93,081,826	9.3	6.96	82.4	639
300,001 - 350,000	224	72,743,052	7.3	6.80	81.7	637
350,001 - 400,000	122	45,574,675	4.6	6.86	82.3	641
400,001 - 450,000	65	27,502,481	2.8	6.77	82.1	651
450,001 - 500,000	63	30,139,176	3.0	6.84	80.0	640
500,001 - 550,000	24	12,560,667	1.3	6.77	81.5	651
550,001 - 600,000	15	8,639,926	0.9	6.94	82.8	655
600,001 - 750,000	22	14,399,854	1.4	7.16	78.4	642
750,001 - 800,000	1	800,000	0.1	6.55	57.1	704
900,001 - 944,334	1	944,333	0.1	7.75	68.7	662
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.120 - 50.000	110	10,172,148	1.0	7.47	39.9	591
50.001 - 55.000	54	6,092,308	0.6	7.07	53.2	606
55.001 - 60.000	81	12,228,641	1.2	7.32	57.8	594
60.001 - 65.000	96	13,683,453	1.4	7.51	63.3	588
65.001 - 70.000	188	28,392,641	2.8	7.34	68.6	607
70.001 - 75.000	299	42,474,471	4.3	7.49	73.9	597
75.001 - 80.000	2,830	465,073,703	46.6	6.79	79.8	641
80.001 - 85.000	822	109,981,611	11.0	7.61	84.4	598
85.001 - 90.000	1,382	174,983,627	17.5	7.64	89.6	619
90.001 - 95.000	421	57,130,020	5.7	7.97	94.7	628
95.001 - 100.000	1,397	77,338,864	7.8	9.20	99.9	635
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	2,010	204,320,638	20.5	7.79	84.0	624
0.50	3	234,310	0.0	7.40	72.1	573
1.00	215	35,917,160	3.6	7.29	80.8	633
2.00	3,950	586,088,737	58.8	7.19	82.7	627
2.50	2	715,350	0.1	7.41	71.0	597
3.00	1,424	162,862,387	16.3	7.36	82.5	626
5.00	76	7,412,907	0.7	9.17	76.8	597
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	5,128	598,960,515	60.0	7.28	83.6	617
Reduced	1,360	193,678,274	19.4	7.48	82.8	647
No Income/ No Asset	49	6,635,811	0.7	9.40	73.1	648
Stated Income / Stated Assets	1,143	198,276,888	19.9	7.40	80.8	635
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	6,882	928,374,378	93.1	7.30	82.7	626
Second Home	36	6,065,896	0.6	7.95	87.8	662
Investor	762	63,111,213	6.3	8.14	83.7	634
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	717	200,673,176	20.1	6.72	79.5	643
Florida	870	122,287,732	12.3	7.52	83.4	633
Texas	778	67,751,813	6.8	7.96	84.2	612
Arizona	281	40,769,594	4.1	7.02	82.5	627
Ohio	434	38,282,092	3.8	7.65	85.9	612
Virginia	215	32,453,470	3.3	7.31	82.4	620
Michigan	394	32,453,325	3.3	7.90	85.3	610
Washington	184	30,535,186	3.1	7.01	83.2	639
Nevada	143	30,164,853	3.0	7.05	80.8	641
New Jersey	136	29,699,604	3.0	7.32	80.8	621
Georgia	278	29,525,136	3.0	7.52	84.7	617
Pennsylvania	276	26,604,472	2.7	7.84	84.0	609
New York	149	25,954,842	2.6	7.60	81.2	630
Maryland	137	24,254,274	2.4	6.98	81.9	614
Illinois	184	24,067,538	2.4	7.31	83.2	634
Other	2,504	242,074,379	24.3	7.60	84.5	619
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	4,131	497,371,840	49.9	7.38	84.2	640
Refinance - Rate Term	496	66,351,840	6.7	7.28	82.6	622
Refinance - Cashout	3,053	433,827,808	43.5	7.34	81.3	611
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	4,912	779,098,540	78.1	7.15	82.5	627
Arm 3/27	443	59,932,728	6.0	7.15	82.3	636
Arm 5/25	47	9,455,753	0.9	6.82	78.1	657
Arm 6 Month	3	649,760	0.1	6.57	72.4	628
Fixed Rate - Balloon 15 /30	660	26,817,552	2.7	10.58	96.5	624
Fixed Rate	1,615	121,597,154	12.2	8.12	82.5	614
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	6,407	792,148,461	79.4	7.39	83.0	623
PUD	612	107,722,218	10.8	7.12	82.6	637
Condo	307	42,901,437	4.3	7.08	81.3	651
2 Family	256	39,669,807	4.0	7.51	81.3	643
3-4 Family	70	13,570,829	1.4	7.34	80.7	639
Co-op	27	1,451,329	0.1	8.53	87.0	604
Manufactured Housing	1	87,407	0.0	8.99	71.5	637
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	63	9,259,091	1.1	6.48	80.2	660
4.01 - 4.50	181	33,821,145	4.0	6.05	79.4	656
4.51 - 5.00	563	107,491,507	12.7	6.25	79.9	650
5.01 - 5.50	915	158,731,367	18.7	6.63	81.0	644
5.51 - 6.00	1,522	216,133,100	25.5	7.09	82.3	632
6.01 - 6.50	707	118,153,446	13.9	7.40	83.0	617
6.51 - 7.00	778	127,711,835	15.0	7.83	84.4	607
7.01 - 7.50	296	37,016,503	4.4	8.30	85.8	594
7.51 - 8.00	220	25,989,834	3.1	8.65	86.9	592
8.01 - 8.50	110	10,610,847	1.2	9.07	89.2	587
8.51 - 9.00	36	3,108,641	0.4	9.75	87.7	592
9.01 - 9.50	10	702,530	0.1	9.76	87.3	579
9.51 - 9.79	4	406,936	0.0	9.86	88.3	557
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	24	2,656,543	0.3	10.08	78.1	583
4 - 6	43	5,264,277	0.6	9.16	76.2	592
7 - 9	8	900,308	0.1	8.56	77.8	600
10 - 12	3	334,506	0.0	6.99	85.6	623
13 - 15	13	1,692,832	0.2	8.43	83.8	615
16 - 18	27	5,799,184	0.7	7.29	79.3	592
19 - 21	1,229	186,947,890	22.0	6.92	81.5	625
22 - 24	3,599	578,577,741	68.1	7.20	82.9	629
25 - 27	1	165,259	0.0	7.63	90.0	643
28 - 30	13	2,274,189	0.3	7.30	72.4	611
31 - 33	117	16,375,339	1.9	6.68	81.6	641
34 - 36	281	38,692,960	4.6	7.10	83.3	639
37 - 59	47	9,455,753	1.1	6.82	78.1	657
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	166	35,365,979	4.2	5.74	80.1	653
11.51 - 12.00	409	82,341,372	9.7	5.97	78.9	654
12.01 - 12.50	666	128,119,897	15.1	6.35	80.2	648
12.51 - 13.00	829	146,193,067	17.2	6.76	81.1	637
13.01 - 13.50	607	101,450,945	11.9	7.12	82.8	628
13.51 - 14.00	794	126,093,069	14.8	7.33	82.9	622
14.01 - 14.50	626	81,127,577	9.6	7.84	85.2	613
14.51 - 15.00	582	71,681,744	8.4	8.23	85.5	600
15.01 - 15.50	322	34,284,564	4.0	8.72	87.8	595
15.51 - 16.00	223	25,027,155	2.9	9.05	86.8	589
16.01 - 16.50	71	6,210,930	0.7	9.49	85.8	597
16.51 - 17.00	45	4,876,850	0.6	9.89	87.7	591
17.01 - 17.50	23	2,275,559	0.3	10.73	81.4	564
17.51 - 18.00	12	792,168	0.1	11.29	81.6	584
18.01 - 21.60	30	3,295,904	0.4	9.61	76.5	614
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	59	10,647,855	1.3	5.92	77.8	662
4.51 - 5.50	369	70,470,123	8.3	6.15	79.6	648
5.51 - 6.00	496	94,047,132	11.1	6.09	80.0	652
6.01 - 6.50	820	144,995,314	17.1	6.51	80.8	643
6.51 - 7.00	1,053	186,596,267	22.0	6.90	81.6	635
7.01 - 7.50	692	112,757,382	13.3	7.37	83.0	621
7.51 - 8.00	669	92,924,107	10.9	7.82	84.1	609
8.01 - 8.50	447	55,823,447	6.6	8.32	87.3	601
8.51 - 9.00	387	46,065,255	5.4	8.77	87.2	588
9.01 - 9.50	196	17,210,857	2.0	9.27	88.9	598
9.51 - 10.00	123	10,779,181	1.3	9.73	88.2	588
10.01 - 10.50	37	2,796,328	0.3	10.24	83.5	559
10.51 - 11.00	19	1,099,398	0.1	10.72	80.9	561
11.01 - 11.50	14	1,333,692	0.2	11.27	81.0	578
11.51 - 12.00	7	464,093	0.1	11.77	81.6	592
12.01 - 12.50	8	480,203	0.1	12.32	73.9	550
12.51 - 14.13	9	646,148	0.1	13.19	67.8	549
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	5	1,095,585	0.1	6.69	74.5	627
1.50	220	45,667,278	5.4	7.06	81.5	628
2.00	516	39,453,836	4.6	7.82	85.2	623
3.00	4,659	762,020,665	89.7	7.12	82.4	629
5.00	4	751,866	0.1	6.94	81.6	681
6.00	1	147,552	0.0	5.95	80.0	630
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	4,590	717,492,939	84.5	7.10	82.4	630
1.50	815	131,643,842	15.5	7.36	82.9	618
Total:	5,405	849,136,781	100.0	7.14	82.4	628

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	6,589	749,971,078	75.2	7.58	83.4	616
24	83	21,420,618	2.1	6.65	80.0	677
36	6	1,459,234	0.1	6.85	79.9	702
60	976	219,133,350	22.0	6.69	81.5	657
84	20	4,528,978	0.5	6.62	74.2	666
120	6	1,038,229	0.1	6.77	74.3	665
Total:	7,680	997,551,488	100.0	7.36	82.8	626

    *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 20.2% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,882
Total Outstanding Loan Balance	$441,871,836*	Min	Max
Average Loan Current Balance	$113,826	$8,212	$480,000
Weighted Average Original LTV	83.0%**
Weighted Average Coupon	7.32%	4.75%	14.29%
Arm Weighted Average Coupon	7.11%
Fixed Weighted Average Coupon	8.47%
Weighted Average Margin	5.94%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	96.8%
% Second Liens	3.2%
% Arms	84.8%
% Fixed	15.2%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$442,968,750]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.75 - 5.00	9	1,992,633	0.5	4.93	85.8	639
5.01 - 5.50	42	6,580,432	1.5	5.40	79.6	671
5.51 - 6.00	198	34,933,651	7.9	5.86	78.0	650
6.01 - 6.50	504	73,464,324	16.6	6.31	79.6	638
6.51 - 7.00	773	110,377,316	25.0	6.78	81.0	627
7.01 - 7.50	542	71,916,182	16.3	7.28	83.0	622
7.51 - 8.00	419	48,646,302	11.0	7.79	85.3	622
8.01 - 8.50	294	30,345,844	6.9	8.30	88.1	620
8.51 - 9.00	265	23,818,851	5.4	8.78	86.3	596
9.01 - 9.50	166	12,436,546	2.8	9.28	89.5	609
9.51 - 10.00	179	9,172,443	2.1	9.81	90.0	605
10.01 - 10.50	102	4,493,468	1.0	10.30	94.0	613
10.51 - 11.00	152	5,560,499	1.3	10.79	92.2	617
11.01 - 11.50	94	3,238,960	0.7	11.27	96.0	633
11.51 - 12.00	79	2,409,696	0.5	11.73	92.5	598
12.01 - 12.50	28	927,345	0.2	12.31	90.4	587
12.51 - 13.00	17	649,301	0.1	12.76	76.7	542
13.01 - 13.50	10	471,930	0.1	13.35	83.0	558
13.51 - 14.00	8	328,162	0.1	13.78	79.9	544
14.01 - 14.29	1	107,950	0.0	14.29	85.0	524
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	5	397,397	0.1	9.16	77.2	0
451 - 475	5	356,831	0.1	9.60	86.3	467
476 - 500	8	354,518	0.1	11.93	82.4	486
501 - 525	61	4,986,995	1.1	9.46	78.2	517
526 - 550	166	18,063,308	4.1	8.33	75.1	540
551 - 575	249	30,144,697	6.8	7.78	79.6	564
576 - 600	514	59,716,024	13.5	7.42	81.8	588
601 - 625	998	106,376,383	24.1	7.27	84.2	614
626 - 650	955	107,370,046	24.3	7.18	84.0	638
651 - 675	550	64,438,850	14.6	7.19	84.6	662
676 - 700	186	25,263,810	5.7	6.84	82.4	687
701 - 725	88	11,779,558	2.7	6.87	83.6	711
726 - 750	54	6,838,289	1.5	6.99	81.6	739
751 - 775	33	4,527,806	1.0	6.70	85.4	762
776 - 800	8	993,404	0.2	6.58	82.4	784
801 - 803	2	263,920	0.1	6.13	80.0	802
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
8,212 - 50,000	620	19,524,190	4.4	10.05	90.2	617
50,001 - 100,000	1,364	97,592,329	22.1	7.83	84.2	621
100,001 - 150,000	1,007	124,957,261	28.3	7.13	82.8	631
150,001 - 200,000	399	68,456,759	15.5	7.06	82.1	626
200,001 - 250,000	217	48,734,893	11.0	6.96	81.0	624
250,001 - 300,000	144	39,234,804	8.9	6.88	82.7	633
300,001 - 350,000	113	36,563,818	8.3	6.71	81.0	623
350,001 - 400,000	15	5,478,092	1.2	6.67	82.1	642
400,001 - 450,000	2	849,690	0.2	6.51	83.2	637
450,001 - 480,000	1	480,000	0.1	8.38	80.0	673
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
14.120 - 50.000	56	5,119,930	1.2	7.45	39.7	599
50.001 - 55.000	32	4,234,753	1.0	6.96	53.3	610
55.001 - 60.000	42	5,808,526	1.3	6.96	57.8	603
60.001 - 65.000	48	6,838,559	1.5	7.18	62.9	603
65.001 - 70.000	106	16,937,378	3.8	7.20	68.6	611
70.001 - 75.000	147	21,408,805	4.8	7.31	73.8	602
75.001 - 80.000	1,430	178,868,253	40.5	6.80	79.7	633
80.001 - 85.000	365	49,690,630	11.2	7.30	84.3	610
85.001 - 90.000	703	83,274,132	18.8	7.46	89.6	628
90.001 - 95.000	248	29,233,813	6.6	7.80	94.7	635
95.001 - 100.000	705	40,457,056	9.2	9.14	99.9	636
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	957	92,076,349	20.8	7.76	84.1	624
0.50	2	134,474	0.0	7.68	95.9	570
1.00	119	16,374,177	3.7	7.48	80.9	622
2.00	2,083	250,835,516	56.8	7.18	82.7	626
3.00	721	82,451,320	18.7	7.22	83.0	631
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,410	267,407,055	60.5	7.09	84.0	625
Reduced	733	68,339,611	15.5	7.97	83.2	631
No Income/ No Asset	27	3,268,732	0.7	9.08	71.2	629
Stated Income / Stated Assets	712	102,856,438	23.3	7.43	80.4	626
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,525	408,932,251	92.5	7.27	82.8	623
Second Home	24	4,788,128	1.1	7.78	88.1	670
Investor	333	28,151,456	6.4	7.96	85.2	663
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	252	56,929,900	12.9	6.66	78.0	627
Florida	468	55,226,294	12.5	7.50	82.7	631
Texas	299	22,647,582	5.1	8.00	83.8	621
Ohio	246	22,496,355	5.1	7.33	86.9	627
Arizona	173	21,129,795	4.8	6.94	83.0	636
Michigan	212	18,333,979	4.1	7.60	85.8	624
New Jersey	85	17,253,443	3.9	7.31	80.5	619
Virginia	120	16,838,843	3.8	7.07	81.4	622
North Carolina	179	15,287,666	3.5	7.60	84.4	615
Pennsylvania	159	14,768,255	3.3	7.75	85.5	617
Illinois	107	13,237,073	3.0	7.14	84.0	633
Washington	95	13,158,412	3.0	6.98	83.9	645
Maryland	83	12,821,864	2.9	6.97	81.4	609
Indiana	184	12,554,068	2.8	7.79	88.2	631
Nevada	65	12,253,120	2.8	6.95	79.0	638
Other	1,155	116,935,184	26.5	7.48	84.1	625
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,961	160,019,635	36.2	7.68	85.7	635
Refinance - Rate Term	298	39,878,262	9.0	6.85	83.0	635
Refinance - Cashout	1,623	241,973,938	54.8	7.16	81.2	619
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,594	341,066,444	77.2	7.10	82.5	626
Arm 3/27	243	27,646,678	6.3	7.27	82.8	630
Arm 5/25	35	5,709,215	1.3	6.90	80.7	654
Arm 6 Month	2	227,168	0.1	8.32	76.7	574
Fixed Rate - Balloon 15 /30	327	11,770,198	2.7	10.88	96.4	621
Fixed Rate	681	55,452,133	12.5	7.96	83.2	624
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,235	359,916,262	81.5	7.34	83.2	624
PUD	278	37,159,808	8.4	7.14	82.3	636
Condo	186	20,769,202	4.7	7.03	81.4	646
2 Family	127	16,234,292	3.7	7.41	81.8	628
3-4 Family	36	6,719,846	1.5	7.58	82.4	646
Co-op	20	1,072,425	0.2	8.51	87.8	618
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	36	4,446,384	1.2	6.68	80.1	665
4.01 - 4.50	76	11,303,652	3.0	6.06	78.3	654
4.51 - 5.00	272	42,602,947	11.4	6.29	79.9	649
5.01 - 5.50	507	69,681,672	18.6	6.54	80.4	634
5.51 - 6.00	886	105,610,201	28.2	7.04	82.4	627
6.01 - 6.50	360	51,402,179	13.7	7.30	83.4	616
6.51 - 7.00	345	48,769,802	13.0	7.64	84.2	617
7.01 - 7.50	161	17,728,049	4.7	8.28	85.1	603
7.51 - 8.00	134	15,037,068	4.0	8.59	87.1	606
8.01 - 8.50	63	5,224,336	1.4	9.05	94.1	605
8.51 - 9.00	23	2,018,989	0.5	9.69	90.0	595
9.01 - 9.50	9	622,562	0.2	9.68	88.2	585
9.51 - 9.79	2	201,665	0.1	10.01	92.9	565
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	14	1,526,008	0.4	9.81	75.8	593
4 - 6	19	1,800,141	0.5	9.30	76.2	582
7 - 9	4	186,513	0.0	11.84	75.6	628
10 - 12	2	164,747	0.0	6.20	70.8	598
13 - 15	6	743,686	0.2	8.85	79.9	614
16 - 18	12	2,094,250	0.6	6.75	84.7	607
19 - 21	743	97,616,793	26.1	6.90	81.3	623
22 - 24	1,813	238,602,845	63.7	7.17	83.1	628
28 - 30	7	1,073,019	0.3	7.54	74.2	581
31 - 33	60	6,523,226	1.7	6.76	81.6	637
34 - 36	159	18,609,062	5.0	7.17	83.8	632
37 - 59	35	5,709,215	1.5	6.90	80.7	654
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	79	13,268,634	3.5	5.73	80.8	654
11.51 - 12.00	200	33,227,839	8.9	5.95	77.9	650
12.01 - 12.50	419	60,615,198	16.2	6.35	79.9	639
12.51 - 13.00	554	77,955,845	20.8	6.78	81.3	625
13.01 - 13.50	385	53,154,858	14.2	7.18	83.3	619
13.51 - 14.00	393	51,830,034	13.8	7.34	83.9	623
14.01 - 14.50	305	33,122,863	8.8	7.88	86.1	623
14.51 - 15.00	235	24,145,659	6.4	8.37	85.5	608
15.01 - 15.50	127	11,501,380	3.1	8.85	90.1	613
15.51 - 16.00	81	7,555,458	2.0	9.14	84.8	593
16.01 - 16.50	46	4,199,709	1.1	9.39	85.6	608
16.51 - 17.00	17	1,369,379	0.4	9.80	88.2	584
17.01 - 17.50	11	762,549	0.2	10.89	83.6	601
17.51 - 18.00	6	377,935	0.1	11.53	87.5	613
18.01 - 21.60	16	1,562,164	0.4	9.95	77.0	622
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	37	5,935,681	1.6	5.92	75.9	665
4.51 - 5.50	229	31,331,497	8.4	6.24	79.7	641
5.51 - 6.00	266	40,479,893	10.8	6.23	79.9	642
6.01 - 6.50	469	65,612,963	17.5	6.49	81.1	637
6.51 - 7.00	629	90,641,003	24.2	6.87	81.9	624
7.01 - 7.50	388	52,883,433	14.1	7.38	83.3	618
7.51 - 8.00	295	35,221,097	9.4	7.86	84.5	618
8.01 - 8.50	189	21,219,032	5.7	8.31	88.7	620
8.51 - 9.00	161	15,244,182	4.1	8.78	85.6	595
9.01 - 9.50	113	9,343,417	2.5	9.29	89.5	612
9.51 - 10.00	60	4,201,339	1.1	9.68	88.4	599
10.01 - 10.50	14	870,755	0.2	10.20	89.7	585
10.51 - 11.00	3	161,872	0.0	10.55	90.0	635
11.01 - 11.50	7	495,264	0.1	11.30	81.7	620
11.51 - 12.00	5	337,521	0.1	11.76	83.9	596
12.01 - 12.50	3	195,387	0.1	12.33	80.0	550
12.51 - 13.70	6	475,170	0.1	13.03	68.1	547
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	227,168	0.1	8.32	76.7	574
1.50	99	17,863,424	4.8	7.02	80.2	620
2.00	294	21,573,159	5.8	7.75	87.4	637
3.00	2,475	334,306,113	89.2	7.08	82.3	626
5.00	3	532,090	0.1	7.39	82.2	670
6.00	1	147,552	0.0	5.95	80.0	630
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,596	331,841,517	88.6	7.10	82.6	628
1.50	278	42,807,988	11.4	7.22	81.9	620
Total:	2,874	374,649,505	100.0	7.11	82.5	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,345	352,602,431	79.8	7.47	83.3	620
24	22	3,669,280	0.8	6.98	82.5	648
36	2	219,880	0.0	6.87	79.5	620
60	495	82,344,658	18.6	6.72	81.9	650
84	15	2,556,358	0.6	6.65	77.8	658
120	3	479,229	0.1	6.84	86.6	661
Total:	3,882	441,871,836	100.0	7.32	83.0	626

    *     Note, for second liens, CLTV is employed in this calculation

Statistical Collateral Summary – Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/05 cutoff date.  Approximately 28.5% of the mortgage loans do not provide for any payments of principal in the first two, three, five, seven, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,798
Total Outstanding Loan Balance	$555,679,652*	Min	Max
Average Loan Current Balance	$146,308	$6,372	$944,333
Weighted Average Original LTV	82.7%**
Weighted Average Coupon	7.39%	4.85%	15.25%
Arm Weighted Average Coupon	7.17%
Fixed Weighted Average Coupon	8.64%
Weighted Average Margin	5.87%	2.25%	9.79%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	3
% First Liens	96.2%
% Second Liens	3.8%
% Arms	85.4%
% Fixed	14.6%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$557,031,350]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.85 - 5.00	7	2,242,285	0.4	4.95	84.3	645
5.01 - 5.50	50	11,790,783	2.1	5.34	79.5	658
5.51 - 6.00	224	53,369,294	9.6	5.84	79.4	660
6.01 - 6.50	321	82,435,616	14.8	6.29	79.8	659
6.51 - 7.00	441	106,865,517	19.2	6.78	80.4	652
7.01 - 7.50	372	71,146,949	12.8	7.30	82.5	625
7.51 - 8.00	602	84,535,016	15.2	7.76	83.0	601
8.01 - 8.50	416	50,037,130	9.0	8.28	85.9	592
8.51 - 9.00	383	40,274,266	7.2	8.76	87.3	582
9.01 - 9.50	205	16,623,466	3.0	9.26	86.2	588
9.51 - 10.00	436	18,463,551	3.3	9.85	91.8	595
10.01 - 10.50	79	5,212,272	0.9	10.30	86.7	605
10.51 - 11.00	145	7,286,356	1.3	10.84	93.8	609
11.01 - 11.50	71	3,361,944	0.6	11.26	90.4	591
11.51 - 12.00	17	594,490	0.1	11.74	82.0	569
12.01 - 12.50	12	601,976	0.1	12.30	75.3	573
12.51 - 13.00	8	482,217	0.1	12.69	86.7	573
13.01 - 13.50	3	100,998	0.0	13.36	42.4	535
13.51 - 14.00	3	88,575	0.0	13.79	56.3	541
14.01 - 14.50	2	109,231	0.0	14.21	66.7	553
14.51 - 15.25	1	57,720	0.0	15.25	65.0	549
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unavailable	5	756,939	0.1	8.77	89.6	0
476 - 500	11	753,579	0.1	9.83	82.2	496
501 - 525	143	14,023,655	2.5	8.92	74.4	516
526 - 550	295	31,332,901	5.6	8.41	78.2	540
551 - 575	408	50,821,017	9.1	8.15	82.2	565
576 - 600	913	96,842,460	17.4	7.86	85.7	589
601 - 625	775	94,043,304	16.9	7.48	83.8	612
626 - 650	476	87,022,922	15.7	7.00	82.9	639
651 - 675	333	77,442,316	13.9	6.75	81.9	662
676 - 700	202	47,882,003	8.6	6.70	81.9	686
701 - 725	113	27,519,126	5.0	6.81	81.2	712
726 - 750	61	14,468,553	2.6	6.70	83.1	737
751 - 775	38	6,642,636	1.2	6.66	82.2	764
776 - 800	23	5,768,638	1.0	6.70	84.4	788
801 - 810	2	359,604	0.1	6.63	81.3	810
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,372 - 50,000	747	22,132,662	4.0	9.68	89.3	595
50,001 - 100,000	996	68,342,584	12.3	8.54	83.8	590
100,001 - 150,000	530	64,624,110	11.6	7.80	84.5	599
150,001 - 200,000	596	104,109,472	18.7	7.21	82.7	629
200,001 - 250,000	326	72,691,238	13.1	6.95	81.6	633
250,001 - 300,000	197	53,847,022	9.7	7.02	82.1	643
300,001 - 350,000	111	36,179,234	6.5	6.90	82.5	651
350,001 - 400,000	107	40,096,584	7.2	6.88	82.3	640
400,001 - 450,000	63	26,652,791	4.8	6.78	82.1	651
450,001 - 500,000	62	29,659,176	5.3	6.82	80.0	640
500,001 - 550,000	24	12,560,667	2.3	6.77	81.5	651
550,001 - 600,000	15	8,639,926	1.6	6.94	82.8	655
600,001 - 750,000	22	14,399,854	2.6	7.16	78.4	642
750,001 - 800,000	1	800,000	0.1	6.55	57.1	704
900,001 - 944,334	1	944,333	0.2	7.75	68.7	662
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
19.660 - 50.000	54	5,052,218	0.9	7.48	40.1	583
50.001 - 55.000	22	1,857,555	0.3	7.33	53.0	596
55.001 - 60.000	39	6,420,115	1.2	7.65	57.7	585
60.001 - 65.000	48	6,844,894	1.2	7.84	63.7	573
65.001 - 70.000	82	11,455,263	2.1	7.55	68.5	600
70.001 - 75.000	152	21,065,666	3.8	7.67	73.9	591
75.001 - 80.000	1,400	286,205,450	51.5	6.79	79.9	646
80.001 - 85.000	457	60,290,981	10.8	7.86	84.5	589
85.001 - 90.000	679	91,709,495	16.5	7.80	89.7	610
90.001 - 95.000	173	27,896,207	5.0	8.14	94.7	620
95.001 - 100.000	692	36,881,809	6.6	9.28	99.9	634
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,053	112,244,289	20.2	7.81	83.9	623
0.50	1	99,836	0.0	7.03	40.0	577
1.00	96	19,542,983	3.5	7.13	80.7	642
2.00	1,867	335,253,221	60.3	7.19	82.7	629
2.50	2	715,350	0.1	7.41	71.0	597
3.00	703	80,411,067	14.5	7.49	82.0	622
5.00	76	7,412,907	1.3	9.17	76.8	597
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,718	331,553,460	59.7	7.43	83.3	610
Reduced	627	125,338,663	22.6	7.22	82.6	656
No Income/ No Asset	22	3,367,080	0.6	9.70	75.0	666
Stated Income / Stated Assets	431	95,420,450	17.2	7.37	81.2	645
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,357	519,442,127	93.5	7.32	82.7	628
Second Home	12	1,277,768	0.2	8.59	86.4	631
Investor	429	34,959,757	6.3	8.28	82.4	610
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	465	143,743,277	25.9	6.75	80.1	650
Florida	402	67,061,438	12.1	7.53	84.1	635
Texas	479	45,104,231	8.1	7.95	84.4	608
Georgia	271	28,946,103	5.2	7.46	84.6	618
Arizona	108	19,639,799	3.5	7.10	81.9	618
Nevada	78	17,911,733	3.2	7.13	82.0	643
Washington	89	17,376,774	3.1	7.03	82.7	634
New York	78	16,012,825	2.9	7.65	80.0	641
Ohio	188	15,785,737	2.8	8.11	84.5	591
Virginia	95	15,614,627	2.8	7.57	83.4	618
Michigan	182	14,119,346	2.5	8.28	84.6	591
Colorado	78	12,552,081	2.3	7.05	83.5	631
New Jersey	51	12,446,160	2.2	7.33	81.2	623
Pennsylvania	117	11,836,218	2.1	7.95	82.1	600
Maryland	54	11,432,410	2.1	6.99	82.4	620
Other	1,063	106,096,894	19.1	7.79	84.3	610
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,170	337,352,205	60.7	7.24	83.5	643
Refinance - Rate Term	198	26,473,578	4.8	7.92	81.9	603
Refinance - Cashout	1,430	191,853,869	34.5	7.57	81.4	601
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,318	438,032,096	78.8	7.19	82.5	628
Arm 3/27	200	32,286,050	5.8	7.04	81.9	642
Arm 5/25	12	3,746,538	0.7	6.69	74.1	661
Arm 6 Month	1	422,592	0.1	5.63	70.0	638
Fixed Rate - Balloon 15 /30	333	15,047,355	2.7	10.35	96.5	627
Fixed Rate	934	66,145,021	11.9	8.25	81.8	605
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,172	432,232,199	77.8	7.44	82.9	622
PUD	334	70,562,410	12.7	7.11	82.8	637
2 Family	129	23,435,515	4.2	7.59	81.0	654
Condo	121	22,132,235	4.0	7.13	81.3	655
3-4 Family	34	6,850,983	1.2	7.11	79.1	633
Co-op	7	378,904	0.1	8.60	84.7	564
Manufactured Housing	1	87,407	0.0	8.99	71.5	637
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	27	4,812,707	1.0	6.29	80.3	654
4.01 - 4.50	105	22,517,493	4.7	6.04	80.0	657
4.51 - 5.00	291	64,888,559	13.7	6.23	79.9	651
5.01 - 5.50	408	89,049,695	18.8	6.71	81.5	652
5.51 - 6.00	636	110,522,900	23.3	7.14	82.2	636
6.01 - 6.50	347	66,751,268	14.1	7.48	82.7	617
6.51 - 7.00	433	78,942,033	16.6	7.95	84.5	602
7.01 - 7.50	135	19,288,454	4.1	8.31	86.4	586
7.51 - 8.00	86	10,952,766	2.3	8.74	86.7	571
8.01 - 8.50	47	5,386,511	1.1	9.08	84.3	570
8.51 - 9.00	13	1,089,651	0.2	9.85	83.3	586
9.01 - 9.50	1	79,968	0.0	10.45	80.0	527
9.51 - 9.79	2	205,271	0.0	9.71	83.8	549
Total:	2,531	474,487,276	100.0	7.17	82.4	630

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	10	1,130,534	0.2	10.44	81.2	570
4 - 6	24	3,464,136	0.7	9.09	76.3	598
7 - 9	4	713,795	0.2	7.70	78.4	593
10 - 12	1	169,759	0.0	7.75	100.0	647
13 - 15	7	949,145	0.2	8.10	86.9	616
16 - 18	15	3,704,934	0.8	7.60	76.3	584
19 - 21	486	89,331,097	18.8	6.94	81.7	628
22 - 24	1,786	339,974,896	71.7	7.22	82.8	629
25 - 27	1	165,259	0.0	7.63	90.0	643
28 - 30	6	1,201,170	0.3	7.08	70.7	639
31 - 33	57	9,852,113	2.1	6.63	81.7	644
34 - 36	122	20,083,898	4.2	7.03	82.9	645
37 -59	12	3,746,538	0.8	6.69	74.1	661
Total:	2,531	474,487,276	100.0	7.17	82.4	630

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.50 - 11.50	87	22,097,344	4.7	5.74	79.6	653
11.51 - 12.00	209	49,113,533	10.4	5.98	79.6	657
12.01 - 12.50	247	67,504,699	14.2	6.35	80.4	656
12.51 - 13.00	275	68,237,222	14.4	6.73	81.0	651
13.01 - 13.50	222	48,296,087	10.2	7.07	82.2	637
13.51 - 14.00	401	74,263,035	15.7	7.33	82.2	621
14.01 - 14.50	321	48,004,714	10.1	7.81	84.6	607
14.51 - 15.00	347	47,536,086	10.0	8.16	85.4	596
15.01 - 15.50	195	22,783,185	4.8	8.65	86.6	586
15.51 - 16.00	142	17,471,696	3.7	9.01	87.6	587
16.01 - 16.50	25	2,011,221	0.4	9.69	86.2	575
16.51 - 17.00	28	3,507,471	0.7	9.93	87.4	594
17.01 - 17.50	12	1,513,010	0.3	10.65	80.4	545
17.51 - 18.00	6	414,233	0.1	11.07	76.3	557
18.01 - 20.98	14	1,733,740	0.4	9.31	76.1	606
Total:	2,531	474,487,276	100.0	7.17	82.4	630

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	22	4,712,174	1.0	5.93	80.2	659
4.51 - 5.50	140	39,138,626	8.2	6.07	79.6	653
5.51 - 6.00	230	53,567,239	11.3	5.98	80.2	659
6.01 - 6.50	351	79,382,351	16.7	6.53	80.6	648
6.51 - 7.00	424	95,955,264	20.2	6.92	81.3	645
7.01 - 7.50	304	59,873,948	12.6	7.37	82.8	624
7.51 - 8.00	374	57,703,010	12.2	7.80	83.9	604
8.01 - 8.50	258	34,604,415	7.3	8.32	86.4	590
8.51 - 9.00	226	30,821,073	6.5	8.77	87.9	584
9.01 - 9.50	83	7,867,440	1.7	9.25	88.2	581
9.51 - 10.00	63	6,577,843	1.4	9.76	88.0	581
10.01 - 10.50	23	1,925,573	0.4	10.26	80.7	548
10.51 - 11.00	16	937,526	0.2	10.75	79.4	548
11.01 - 11.50	7	838,428	0.2	11.25	80.5	554
11.51 - 12.00	2	126,572	0.0	11.80	75.3	580
12.01 - 12.50	5	284,816	0.1	12.32	69.7	551
12.51 - 14.13	3	170,979	0.0	13.61	66.9	554
Total:	2,531	474,487,276	100.0	7.17	82.4	630

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3	868,417	0.2	6.26	73.9	631
1.50	121	27,803,854	5.9	7.09	82.3	634
2.00	222	17,880,677	3.8	7.91	82.6	605
3.00	2,184	427,714,552	90.1	7.15	82.4	630
5.00	1	219,776	0.0	5.88	80.0	710
Total:	2,531	474,487,276	100.0	7.17	82.4	630

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,994	385,651,422	81.3	7.11	82.2	632
1.50	537	88,835,854	18.7	7.43	83.3	618
Total:	2,531	474,487,276	100.0	7.17	82.4	630

    *     Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,244	397,368,647	71.5	7.67	83.4	611
24	61	17,751,338	3.2	6.58	79.5	683
36	4	1,239,354	0.2	6.85	80.0	717
60	481	136,788,692	24.6	6.67	81.2	661
84	5	1,972,621	0.4	6.57	69.5	676
120	3	559,000	0.1	6.71	63.8	668
Total:	3,798	555,679,652	100.0	7.39	82.7	627

    *     Note, for second liens, CLTV is employed in this calculation